UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2019

JOHNSON CONTROLS INTERNATIONAL PLC

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Albert Quay

Cork, Ireland

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: 353-21-423-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On March 15, 2019, a German subsidiary of Johnson Controls International plc (“JCI”) received a complaint from Robert Bosch GmbH (“Bosch”), filed in a German court. The complaint relates to a joint venture in which JCI’s ownership interest will be transferred to entities controlled by BCP Acquisitions LLC (the “Purchaser”) in connection with the previously announced sale of JCI’s Power Solutions business. JCI and Bosch are 80/20 parties to this joint venture, which operates a business related to automotive starter batteries and is separate from JCI’s supply agreement with Bosch.

JCI does not consider this information to be material, but is disclosing it publicly because information about the complaint is concurrently being disclosed to certain parties in an offering memorandum relating to a portion of the Purchaser’s debt financing with respect to the Power Solutions sale.

The complaint alleges that certain internal JCI reorganization transactions were not in compliance with the arrangements relating to such joint venture. The complaint seeks a declaration that such internal reorganization transactions are void. In the alternative, the complaint seeks a declaration of damages that represent an alleged difference between (i) the value ascribed to the joint venture interests in connection with the Power Solutions sale and (ii) the value that was assigned to those interests in connection with such internal reorganization transactions. JCI believes that it has several strong defenses to the substance of the complaint and that the complaint substantially overstates any reasonable valuation of the joint venture interests. JCI does not believe the complaint has merit, and intends to defend it vigorously.

While litigation is inherently uncertain, JCI believes that any ultimate liability that may arise from this proceeding would be immaterial to JCI’s business, financial condition and results of operations.

Under the previously announced Stock and Asset Purchase Agreement, dated as of November 13, 2018, between JCI and the Purchaser, JCI has agreed to indemnify the Purchaser for any damages that could arise from this litigation.

The proceeding does not impact the purchase price of the Power Solutions sale. That sale is targeted to close no later than June 30, 2019, subject to customary closing conditions and receipt of all required regulatory approvals.

Johnson Controls International plc Cautionary Statement Regarding Forward-Looking Statements

Johnson Controls International plc has made statements in this communication that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this communication, statements regarding Johnson Controls’ future financial position, sales, costs, earnings, cash flows, other measures of results of operations, synergies and integration opportunities, capital expenditures and debt levels are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” and terms of similar meaning are also generally intended to identify forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls’ actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: any delay or inability of Johnson Controls to realize the expected benefits and synergies of recent portfolio transactions such as the merger with Tyco and the spin-off of Adient, changes in tax laws (including but not limited to the recently enacted Tax Cuts and Jobs Act), regulations, rates, policies or interpretations, the loss of key senior management, the tax treatment of recent portfolio transactions, significant transaction costs and/or unknown liabilities associated with such transactions, the outcome of actual or potential litigation relating to such transactions, the risk that disruptions from recent transactions will harm Johnson Controls’ business, the strength of the U.S. or other economies, changes to laws or policies governing foreign trade, including increased tariffs or trade restrictions, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency rates and cancellation of or changes to commercial arrangements, and with respect to the disposition of the Power

Solutions business, the expected financial impact and timing of the Power Solutions disposition, whether and when the required regulatory approvals for the Power Solutions disposition will be obtained, the possibility that closing conditions for the Power Solutions disposition may not be satisfied or waived, and whether the strategic benefits of the Power Solutions transaction can be achieved. A detailed discussion of risks related to Johnson Controls’ business is included in the section entitled “Risk Factors” in Johnson Controls’ Annual Report on Form 10-K for the 2018 fiscal year filed with the SEC on November 20, 2018, which is available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this communication are made only as of the date of this document, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this communication.

The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

By:	/s/ Michael R. Peterson
Name:	Michael R. Peterson
Title:	Vice President and Corporate Secretary

Date: March 18, 2019